Nationwide Mutual Funds
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated December 20, 2013
to the Summary Prospectus dated November 29, 2013

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On November 30, 2013, Ziegler Lotsoff Capital Management, LLC (“Ziegler”), subadviser to the Nationwide Ziegler Wisconsin Tax Exempt Fund, became a wholly owned subsidiary of Stifel Financial Corporation.  In connection with the transaction, Ziegler changed its name to “Ziegler Capital Management, LLC.”  The reference to Ziegler on page 4 of the Summary Prospectus is amended accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE